Exhibit 10.2

FIRST AMENDMENT TO ADDENDUM TO
MARKETER FRANCHISE AGREEMENT

This First Amendment to Addendum to Marketer Franchise Agreement (the “First Amendment”) is entered into on this 6th day of April, 2011, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a Marketer Franchise Agreement on September 7, 2010 (the “MFA);

WHEREAS, CITGO and the Company have entered into an Addendum to the MFA on September 7, 2010 (the “Addendum”);

WHEREAS, the Company has received offers from other suppliers to purchase motor fuels; and therefore, has requested that CITGO sell Branded Gasoline on a similar basis; and

WHEREAS, CITGO and the Company desire to amend the Exhibit A of the Addendum to add terminals and adjust volumes.

NOW, THEREFORE in consideration of the premises and covenants contained herein, it is agreed to amend the Addendum, as follows:

1.           Exhibit A of the Addendum is deleted in its entirety and replaced as attached.

The effective date of this First Amendment is April 1, 2011. Other than as amended herein, all other provisions of the Addendum shall remain in full force and effect.

IN WITNESS WHEREOF, this First Amendment to the Addendum was executed on the date above written.

CITGO PETROLEUM CORPOATION	THE PANTRY, INC.

/s/ Gustavo J. Velasquez	/s/ Terrance M. Marks
(Signature)	(Signature)

Gustavo J. Velasquez	Terrance M. Marks
(Printed Name)	(Printed Name)

President and CEO
Vice President, Supply & Marketing	(Title)

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT A (Revision 1 effective 4/1/11)
[***]
(page 1 of 2)

	Branded Gasoline		Unbranded Gasoline		Diesel
Terminal	Volume(1)	[***]	Volume (1)	[***]	Volume(1)	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]					[***]	[***]
[***]			[***]	[***]
[***]			[***]	[***]
[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total(2)	[***]		[***]		[***]

Notes:
(1)           Representatives from CITGO and the Company to meet periodically to determine if terminal volumes should be increased or decreased per Section 7.
(2)           Total [***] to be equal to or greater than [***] amounts defined in Section 7.
(3)           Terminals assumed to be CITGO owned unless otherwise indicated above.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT A (Revision 1 effective 4/1/11)
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(page 2 of 2)

(4)           At CITGO’s [***] and [***] terminals, there will only be [***]. The volume listed above includes both [***] and [***]. [***] will be provided at the following terminals and amounts:

Terminal	Month	Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.